EXHIBIT 10.11
HERITAGE FINANCIAL GROUP
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
AMENDMENT TO EXISTING PLAN AGREEMENT
      On May 20, 2002, Heritage Financial Group (the “Company”) and Heritage Bank of the South (the “Bank”) entered into an agreement with the undersigned Executive regarding his entitlement under the Heritage Financial Group Supplemental Executive Retirement Plan (the “Plan”) (the “Plan Agreement”).
      The Company and the Bank now desire to amend the Executive’s Plan Agreement to fully accrue his Plan benefit, notwithstanding his actual years of service with the Company and the Bank.
      The Plan contemplates that the Plan Agreement may be amended by an agreement entered into by the parties.
      NOW THEREFORE, it is AGREED:
      That effective as of the date hereof, the Executive’s Plan Agreement shall be amended to credit the Executive with fifteen (15) Years of Service for purposes of determining the Executive’s Annual Benefit under the Plan.
Date: October 16, 2007

Heritage Financial Group
/s/ Antone D. Lehr
By: Antone D. Lehr, Chairman

Heritage Bank of the South
/s/ Antone D. Lehr
By: Antone D. Lehr, Chairman

Executive
/s/ O. Leonard Dorminey
O. Leonard Dorminey